Exhibit 32.1

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Suzanne Sitherwood, President and Chief Executive Officer of Spire Inc., hereby certify that:

(a)

To the best of my knowledge, the accompanying report on Form 10-K for the period ended September 30, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

To the best of my knowledge, the information contained in the accompanying report on Form 10-K for the period ended September 30, 2022, fairly presents, in all material respects, the financial condition and results of operations of Spire Inc.

Date:	November 16, 2022	Signature:	/s/ Suzanne Sitherwood
Suzanne Sitherwood
President and Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Steven P. Rasche, Executive Vice President and Chief Financial Officer of Spire Inc., hereby certify that:

(a)

To the best of my knowledge, the accompanying report on Form 10-K for the period ended September 30, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

To the best of my knowledge, the information contained in the accompanying report on Form 10-K for the period ended September 30, 2022, fairly presents, in all material respects, the financial condition and results of operations of Spire Inc.

Date:	November 16, 2022	Signature:	/s/ Steven P. Rasche
Steven P. Rasche
Executive Vice President and Chief Financial Officer